UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 12, 2005
BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24699	62-1742957

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

200 Talcott Avenue South
Watertown, Massachusetts	02472

(Address of Principal Executive Offices)	(Zip Code)
(617) 673-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.1 AMENDMENT TO 1998 STOCK INCENTIVE PLAN

Item 1.01 Entry into a Material Definitive Agreement
     On October 12, 2005, the Board of Directors of Bright Horizons Family Solutions, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated 1998 Stock Incentive Plan to decrease the number of options an outside director of the Company receives upon his or her initial election to the Board of Directors from 10,000 shares to 5,000 shares.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
Exhibit 10.1           Amendment to Amended and Restated 1998 Stock Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
By:	/s/ Elizabeth J. Boland
Elizabeth J. Boland
Chief Financial Officer

Date: October 18, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Amended and Restated 1998 Stock Incentive Plan